Financial risk management and fair values	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial risk management and fair values
4	Financial risk management and fair values

The Group is exposed to liquidity, interest rate, currency, credit risks and commodity jet fuel price risk in the normal course of business. The Group’s overall risk management programme focuses on the unpredictability of financial market and seeks to minimise the adverse effects on the Group’s financial performance. The Group’s exposure to these risks and the financial risk management policies and practices used by the Group to manage these risks are described below.

(a)	Liquidity risk

As at December 31, 2018, the Group’s current liabilities exceeded its current assets by RMB59,615 million. For the year ended December 31, 2018, the Group recorded a net cash inflow from operating activities of RMB15,388 million, a net cash outflow from investing activities of RMB20,517 million and a net cash inflow from financing activities of RMB5,220 million, which in total resulted in a net increase in cash and cash equivalents of RMB91 million.

The Group is dependent on its ability to maintain adequate cash inflow from operations, its ability to maintain existing external financing, and its ability to obtain new external financing to meet its debt obligations as they fall due and to meet its committed future capital expenditures. The Group’s policy is to regularly monitor its liquidity requirements and its compliance with lending covenants, to ensure that it maintains sufficient reserves of cash and adequate committed lines of funding from major financial institutions to meet its liquidity requirements in the short and longer term. As at December 31, 2018, the Group had banking facilities with several banks and financial institutions for providing bank financing up to approximately RMB243,910 million, of which approximately RMB193,871 million was unutilised. The Directors of the Company believe that sufficient financing will be available to the Group when and where needed.

The following tables show the remaining contractual maturities at the end of the reporting period of the Group’s non-derivative financial liabilities, which are based on contractual undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on rates current at the end of the reporting period) and the earliest date the Group can be required to pay:

	2018 Contractual undiscounted cash outflow
	Within 1 year or on demand RMB million	More than 1 year but less than 2 years RMB million	More than 2 years but less than 5 years RMB million	More than 5 years RMB million	Total RMB million	Carrying amount at December 31 RMB million
Borrowings	40,121	8,272	6,335	2,188	56,916	54,417
Obligations under finance leases	12,062	11,738	36,765	22,200	82,765	72,221
Trade and other payables and accrued charges	21,292	—	—	—	21,292	21,292

	73,475	20,010	43,100	24,388	160,973	147,930

	2017 Contractual undiscounted cash outflow
	Within 1 year or on demand RMB million	More than 1 year but less than 2 years RMB million	More than 2 years but less than 5 years RMB million	More than 5 years RMB million	Total RMB million	Carrying amount at December 31 RMB million
Borrowings	28,776	9,676	11,975	28	50,455	48,287
Obligations under finance leases	10,764	10,257	29,627	28,251	78,899	67,924
Trade and other payables and accrued charges	19,701	—	—	—	19,701	19,701

	59,241	19,933	41,602	28,279	149,055	135,912

(b)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The interest rates and maturity information of the Group’s borrowings and obligations under finance leases are disclosed in Note 36 and Note 37, respectively. The Group’s borrowings and obligations under finance leases issued at floating and fixed interest rates expose the Group to cash flow interest rate risk and fair value interest rate risk, respectively. The Group determines the ratio of fixed-rate and floating-rate instruments according to the market environment, and maintains an appropriate combination of fixed-rate and floating-rate instruments by reviewing and monitoring it on a regular basis.

Interest rate swaps, denominated in United States Dollars (“USD”), have been entered into to mitigate its cash flow interest rate risk. Under the interest rate swaps, the Group agrees with other third parties to exchange, at specified intervals (primarily quarterly), the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amounts (Note 27).

Cross currency swaps have been entered into to mitigate its interest rate risk and foreign currency risk. Under the cross currency swaps, the Group agrees with other third parties to exchange the floating interest and principal payments in USD for fixed interest and principal payments in RMB for certain USD bank loans (Note 27).

As at December 31, 2018, it is estimated that a general increase/decrease of 100 basis points in interest rates, with all other variables held constant, would have decreased/increased the Group’s profit after tax and retained profits by approximately RMB539 million (2017: RMB530 million; 2016: RMB376 million).

The sensitivity analysis above indicates the instantaneous change in the Group’s profit after tax and retained profits and other components of consolidated equity that would arise assuming that the change in interest rates had occurred at the end of the reporting period and had been applied to re-measure those financial instruments held by the Group which expose the Group to fair value interest rate risk at the end of the reporting period. In respect of the exposure to cash flow interest rate risk arising from floating rate non-derivative instruments held by the Group at the end of the reporting period, the impact on the Group’s profit after tax (and retained profits) and other components of consolidated equity is estimated as an annualised impact on interest expense or income of such a change in interest rates. This analysis is performed on the same basis as that for 2017 and 2016.

(c)	Foreign currency risk

Renminbi is not freely convertible into foreign currencies. All foreign exchange transactions involving Renminbi must take place either through the PBOC or other institutions authorised to buy and sell foreign exchange or at a swap centre.

The Group has significant exposure to foreign currency risk as majority of the Group’s obligations under finance leases (Note 37) and certain of the bank borrowings (Note 36) are denominated in foreign currencies, principally USD, Euro and Japanese Yen. Depreciation or appreciation of Renminbi against foreign currencies affects the Group’s results significantly because the Group’s foreign currency liabilities generally exceed its foreign currency assets.

The following table indicates the instantaneous change in the Group’s profit after tax and retained profits that would arise if foreign exchange rates to which the Group has significant exposure at the end of the reporting period had changed at that date, assuming all other risk variables remained constant. The range of such sensitivity was considered to be reasonably possible at the end of the reporting date.

	2018
	Appreciation/(depreciation) of Renminbi against foreign currency	Increase/(decrease) on profit after tax and retained profits RMB million
USD	1%	195
	(1%)	(195)

Euro	1%	28
	(1%)	(28)

Japanese Yen	10%	103
	(10%)	(103)

	2017
	Appreciation/(depreciation) of Renminbi against foreign currency	Increase/(decrease) on profit after tax and retained profits RMB million
USD	1%	278
	(1%)	(278)

Euro	1%	31
	(1%)	(31)

Japanese Yen	10%	116
	(10%)	(116)

	2016
	Appreciation/(depreciation) of Renminbi against foreign currency	Increase/(decrease) on profit after tax and retained profits RMB million
USD	1%	305
	(1%)	(305)

Euro	1%	31
	(1%)	(31)

Japanese Yen	10%	134
	(10%)	(134)

Results of the analysis as presented in the above table represent an aggregation of the instantaneous effects on each of the Group entities’ profit after tax and retained profits measured in the respective functional currencies, translated into Renminbi at the exchange rate ruling at the end of the reporting period for presentation purposes.

The sensitivity analysis assumes that the change in foreign exchange rates had been applied to re-measure those financial instruments, borrowings, and finance lease obligations held by the Group which expose the Group to foreign currency risk at the end of the reporting period, including inter-company payables and receivables within the Group which are denominated in a currency other than the functional currencies of the lender or the borrower. The analysis excludes differences that would result from the translation of the financial statements of foreign operations into the Group’s presentation currency. The analysis is performed on the same basis for 2017 and 2016.

(d)	Credit risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in a financial loss to the Group. The Group’s credit risk is primarily attributable to cash and cash equivalents, trade receivables, lease receivables and derivative financial instruments.

Cash and cash equivalents

Substantially all of the Group’s cash and cash equivalents are deposited with major reputable PRC financial institutions, which management believes are of high credit quality.

Trade receivables

A significant portion of the Group’s air tickets are sold by agents participating in the Billing and Settlement Plan (“BSP”), a clearing scheme between airlines and sales agents organised by International Air Transportation Association. The use of the BSP reduces credit risk to the Group. As at December 31, 2018, the balance due from BSP agents amounted to RMB955 million (December 31, 2017: RMB1,015 million). The credit risk exposure to BSP and the remaining trade receivables balance are monitored by the Group on an ongoing basis and the relevant credit risk is within management’s expectations.

The Group measures loss allowances for trade receivables at an amount equal to lifetime ECLs, which is calculated using a provision matrix. As the Group’s historical credit loss experience indicates significantly different loss patterns for different customer segments, the loss allowance based on past due status is further distinguished between air ticket receivables, mileage credits sales receivables, general aviation service receivables, receivables on cooperation flights and other trade receivables.

The following table provides information about the Group’s exposure to credit risk and ECLs for air ticket receivables as at December 31, 2018:

	Expected loss rate	Gross carrying amount	Loss allowance
	%	RMB million	RMB million
Within 3 month	0%	1,940	—
More than 3 month but less than 1 year	50%	8	4
More than 1 year but less than 2 years	100%	2	2
More than 2 years but less than 3 years	100%	6	6
More than 3 years	100%	16	16

		1,972	28

Expected loss rates are estimated with reference to actual loss experience over the past years. These rates are adjusted to reflect differences between economic conditions during the period over which the historic data has been collected, current conditions and the Group’s view of economic conditions over the expected lives of the receivables.

The credit risk of mileage credits sales receivables, receivables on cooperation flights and general aviation service receivables are considered to be low. The Group does not make credit loss allowance for these receivables.

The Group measures credit loss allowance for other trade receivables amounted to RMB8 million based on ECLs.

Comparative information under IAS 39

Prior to January 1, 2018, an impairment loss was recognised only when there was objective evidence of impairment (see Note 2(l)(i) – policy applicable prior to January 1, 2018). At December 31, 2017, trade receivables of RMB37 million were determined to be impaired. The aging analysis of trade debtors that were not considered to be impaired was as follows:

2017 RMB million

Neither past due nor impaired	2,636

3 to 12 months	31
More than 1 year	5

2,672

Receivables that were neither past due nor impaired related to a wide range of customers for whom there was no recent history of default.

Receivables that were past due but not impaired related to a number of independent customers that had a good track record with the Group. Based on past experience, management believed that no impairment allowance was necessary in respect of these balances as there had been no significant change in credit quality and the balances were still considered fully recoverable.

Movement in the loss allowance account in respect of trade receivables during the year is as follows:

	2018 RMB million	2017 RMB million

Balance at December 31, 2017 under IAS 39	37
Impact on initial application of IFRS 9 (Note 2(b)(i))	—

Balance at January 1,	37	37
Amounts written off during the year	(2)	(8)
Impairment losses written back	(4)	—
Impairment losses recognised during the year	5	8

Balance at December 31,	36	37

Derivative financial instruments

The Group entered into derivative financial instruments arrangements with counterparties such as banks. Such arrangements are settled in net. As the counterparties have favourable credit ratings, the Group does not expect there to be a risk of default.

(e)	Jet fuel price risk

The Group’s results of operations may be significantly affected by fluctuations in fuel prices since the jet fuel expenses are a significant cost for the Group. A reasonable possible increase/decrease of 10% (2017 and 2016:10%) in jet fuel price, with volume of fuel consumed and all other variables held constant, would have increased/decreased the fuel costs by approximately RMB4,292 million (2017: RMB3,190 million; 2016: RMB2,380 million). The sensitivity analysis indicates the instantaneous change in the Group’s jet fuel costs that would arise assuming that the change in fuel price had occurred at the beginning of the financial year.

(f)	Capital management

The Group’s primary objectives in managing capital are to safeguard the Group’s ability to continue as a going concern, and to generate sufficient profit to maintain growth and provide returns to its shareholders, by securing access to finance at a reasonable cost.

The Group manages the amount of capital in proportion to risk and manages its debt portfolio in conjunction with projected financing requirements. The Group monitors capital on the basis of the debt ratio, which is calculated as total liabilities divided by total assets. During 2018, the Group’s strategy, which was unchanged from 2017 and 2016, was to maintain a debt ratio at a range of levels to support the operations and development of the Group’s business in the long run. In order to maintain or adjust the debt ratio, the Group may adjust the amount of dividends paid to shareholders, issue new shares, return capital to shareholders, raise new debt financing or sell assets to reduce debt.

The Group’s debt ratio was 68% as at December 31, 2018 (December 31, 2017: 71%).

Except for the compliance of certain financial covenants for maintaining the Group’s banking facilities and borrowings, the Group is not subject to any externally imposed capital requirements. The Group complied with the financial covenants attached to borrowings as of and for the years ended December 31, 2018 and 2017.

(g)	Fair value

(i)	Financial instruments carried at fair value

Fair value hierarchy

The following table presents the carrying value of financial instruments measured at the end of the reporting period on a recurring basis, categorised into the three-level fair value hierarchy as defined in IFRS 13, Fair value measurement. The level into which a fair value measurement is classified is determined with reference to the observability and significance of the inputs used in the valuation technique as follows:

•	Level 1 valuations: Fair value measured using only Level 1 inputs i.e. unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date

•

Level 2 valuations: Fair value measured using Level 2 inputs i.e. observable inputs which fail to meet Level 1, and not using significant unobservable inputs. Unobservable inputs are inputs for which market data are not available

•	Level 3 valuations: Fair value measured using significant unobservable inputs

			Fair value measurements as at December 31, 2018 categorised into
Recurring fair value measurement	Note	Fair value at December 31, 2018 RMB million	Level 1 RMB million	Level 2 RMB million	Level 3 RMB million
Financial assets:
Other equity instrument investments:
-Non-listed shares	26	234	—	—	234
-Non-tradable shares	26	846	—	—	846
Other non-current financial assets:
-Listed shares	26	71	71	—	—
-Non-listed shares	26	32	—	—	32
Other financial assets	26	440	—	440	—
Derivative financial instruments:
-Interest rate swaps	27	75	—	75	—
Financial liabilities:
Derivative financial instruments:
-Cross currency swaps	27	(44)	—	(44)	—

			Fair value measurements as at December 31, 2017 categorised into
Recurring fair value measurement	Note	Fair value at December 31, 2017 RMB million	Level 1 RMB million	Level 2 RMB million	Level 3 RMB million
Financial assets:
Available-for-sale equity securities:
-Listed shares	26	85	85	—	—
-Non-tradable shares	26	537	—	—	537
Derivative financial instruments:
-Interest rate swaps	27	46	—	46	—
Financial liabilities:
Derivative financial instruments:
-Cross currency swaps	27	(64)	—	(64)	—

During the years ended December 31, 2018 and 2017, there were no transfers among level 1, level 2 and level 3. The Group’s policy is to recognise transfers between levels of fair value hierarchy as at the end of the reporting period in which they occur.

Valuation techniques and inputs used in Level 2 fair value measurements

Fair value of interest rate swaps in derivative financial instruments is measured by discounting the expected receivable or payable amounts under the assumption that these swaps had been terminated at the end of the reporting period. The discount rates used are the US Treasury bond yield curve as at the end of the reporting period.

The fair value of cross currency swaps is the estimated amount that the Group would receive or pay to terminate the swaps at the end of the reporting period, taking into account current exchange rates and interest rates and the current creditworthiness of the swap counterparties.

The fair value of other financial assets are the estimated amount that the Group would receive at the end of the reporting period, taking into account the current creditworthiness of the other financial assets counterparties.

Information about Level 3 fair value measurements

	Valuation technique	Significant unobservable inputs	Range
Other equity instruments investments
-Non-listed shares (1)	Market comparable companies	Discount for lack of marketability	20%

-Non-tradable shares (2)	Discounted cash flow	Expected profit growth rate during the projection period	11%

		Perpetual growth rate	3%

		Perpetual dividend payout rate	80%

		Expected dividend payout rate during the projection period	33%

		Discount rate	10.81%
Other non-current financial assets
-Non-listed shares (2)	Discounted cash flow	Expected profit growth rate during the projection period	11%-15%

		Perpetual growth rate	1%-4%

		Perpetual dividend payout rate	80%

		Expected dividend payout rate during the projection period	27%-44%

		Discount rate	9.66%-13.40%

(1)

The fair value of non-listed shares are determined by using comparable listed companies adjusted for lack of marketability discount. The fair value measurement is negatively correlated to the discount for lack of marketability.

(2)

The fair value of these non-tradable shares and non-listed shares is determined by discounting projected cash flow series associated with respective investments. The valuation takes into account the expected profit growth rates and expected dividend payout rate of the investees. The discount rates used have been adjusted to reflect specific risks relating to respective investees. The fair value measurement is positively correlated to the expected profit growth rates during the projection period, perpetual growth rate, perpetual dividend payout rate and expected dividend payout rates during the projection period of respective investees, and negatively correlated to the discount rates.

(3)

From January 1, 2018, any gain or loss arising from the remeasurement of the Group’s unlisted equity securities held for strategic purposes are recognised in the fair value reserve (non-recycling) in other comprehensive income. Upon disposal of the equity securities, the amount accumulated in other comprehensive income is transferred directly to retained earnings.

(ii)	Financial instruments not carried at fair value

All other financial instruments, including cash and cash equivalents, amounts due from/to related companies, trade and other receivables, trade and other payables, borrowings and obligations under finance leases are carried at amounts not materially different from their fair values as at December 31, 2018 and 2017.